EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This Assignment, Assumption and Recognition Agreement (this “AAR Agreement”) is made and entered into as of April 13, 2007 (the “Closing Date”), among DB Structured Products, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignor”), Deutsche Alt-A Securities, Inc., having an address at 60 Wall Street, New York, New York 10005 (the “Assignee”) and Wells Fargo Bank, N.A., having an address at 1 Home Campus, Des Moines, Iowa 50328-0001 (the “Servicer” or the “Company”) and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee (the “Trustee”) and Wells Fargo Bank, N.A., as master servicer, (the “Master Servicer”).

WHEREAS, the residential mortgage loans identified on the schedule annexed hereto as Attachment 1 (the “Assigned Loans”), which are currently serviced by the Company on behalf of the Assignor and its successors and assigns pursuant to that certain Seller’s Warranties and Servicing Agreement (WFHM 2005-W100), dated as of January 1, 2006, between the Assignor and Company (the “Servicing Agreement”) and attached hereto as Attachment 2, shall be sold by the Assignor to the Assignee pursuant to the Mortgage Loan Purchase Agreement, dated as of April 13, 2007 (the “MLPA”), between the Assignor and the Assignee; and

WHEREAS, the Assignee intends to transfer all right, title and interest in and to the Assigned Loans to the Trustee for the holders of Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1 Mortgage Pass-Through Certificates (the “Certificateholders”), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2007 (the “Pooling and Servicing Agreement”) among the Assignee, as depositor, the Trustee and Wells Fargo Bank, N.A., as  Master Servicer and as securities administrator.   Certain Assigned Loans (the “Covered Loans”) listed on Attachment 4 annexed hereto are covered by a mortgage insurance policy (Radian ID #07-993045), dated as of April 13, 2007 and issued by Radian Guaranty Inc. (the “Mortgage Insurance Policy”).

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree that from and after the Closing Date, the Servicer shall service the Assigned Loans on behalf of the Assignee and its successors and assigns in accordance with the terms and provisions of the Servicing Agreement, as modified by this AAR Agreement.  For purposes of this AAR Agreement, the term “Servicing Agreement” includes any separate bill of sale, letter, assignment and conveyance or other instrument pursuant to which Company and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Servicing Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement.

Assignment and Assumption

1.

Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in, to and under the Servicing Agreement as it relates to the Assigned Loans. Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under the Servicing Agreement, as it relates to any mortgage loans other than the Assigned Loans.  The Assignor reserves the right to enforce the representations and warranties, indemnification and other remedies contained in Section 3.03 of the Servicing Agreement against the Servicer for any events or circumstances occuring prior to the Closing Date.

Representations, Warranties and Covenants

2.

Assignor warrants and represents to Assignee and Servicer as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the date hereof and the provisions of which, except as set forth herein, have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests and rights under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee under the MLPA, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor’s interests and rights under the Servicing Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

(c)

Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to sell, transfer and assign the Assigned Loans;

(d)

Assignor has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s certificate of incorporation or bylaws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Servicer, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(e)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby.

(f)

Assignor hereby covenants to promptly deliver to the Assignee or its designee any Assigned Loan document received by the Assignor from the Servicer with respect to the Assigned Loans.

3.

Assignee warrants and represents to, and covenants with, Assignor and Servicer as of the Closing Date:

(a)

Assignee is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

(b)

Assignee has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee’s certificate of incorporation or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and the Servicer, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

(d)

Assignee agrees to be bound as “Purchaser” by all of the terms, covenants and conditions of the Servicing Agreement, as modified by this AAR Agreement, with respect to the Assigned Loans.

4.

The Servicer warrants and represents to, and covenants with, Assignor and Assignee as of the Closing Date:

(a)

Attached hereto as Attachment 2 is a true and accurate copy of the Servicing Agreement, which Servicing Agreement is in full force and effect as of the Closing Date and the provisions of which, except as set forth herein, have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)

The Servicer is a national banking association, duly organized, validly existing and in good standing under the laws of the United States of America, and has all requisite power and authority to service the Assigned Loans and otherwise to perform its obligations under the Servicing Agreement, as modified by this AAR Agreement;

(c)

The Servicer has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of the Servicer’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Servicer is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Servicer. This AAR Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws administered by the Federal Deposit Insurance Corporation affecting the contract obligations of insured banks now or hereafter in effect, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

(e)

From and after the Closing Date, the Servicer shall service the Assigned Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this AAR Agreement.  The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Assigned Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor, and shall remit collections received on the Assigned Loans to the appropriate account as required by the Servicing Agreement.  The Custodial Account and the Escrow Account each shall be entitled “Wells Fargo Bank, N.A., as servicer in trust for Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1” and shall be established and maintained with a Qualified Depository.  Any funds held in the Custodial Account are and shall remain uninvested;

(f)

There are no legal proceedings pending or threatened against the Servicer or proceedings known to be contemplated by governmental authorities against the Servicer which in the judgment of the Servicer would result, in each case, in any material adverse change in the ability of the Servicer to perform its obligations under this AAR Agreement or the Servicing Agreement. The Servicer is solvent;

(g)

There are no affiliations with nor any relationships or transactions of a type described in Item 1119(b) of Regulation AB with respect to the Servicer and any of the following parties:

(1)

the Assignor;

(2)

the Assignee;

(3)

Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1;

(4)

the Master Servicer (as master servicer and securities administrator);

(5)

the Trustee;

(6)

Wells Fargo Bank, N.A. (as a custodian); and

(7)

Radian Guaranty Inc., as mortgage insurance provider

 (h)

To make all the representations and warranties regarding the Servicer set forth in Section 3.01 of the Servicing Agreement as of April 13, 2007 and all the representations and warranties regarding the Assigned Loans set forth in Section 3.02 of the Servicing Agreement as of the original closing date (as defined in the Servicing Agreement). No other document need be prepared indicating that the Servicer is making such representations and warranties as to the applicable Assigned Loans as of such date.

Recognition of Assignee.

5.

The parties hereto acknowledge that Assignee will acquire the Assigned Loans for the purpose of assigning such Assigned Loans to the Trustee for the Trust, for the benefit of the related certificateholders on the date hereof.  Assignor and Servicer hereby acknowledge and consent to the assignment by Assignee to the Trustee, on behalf of the Trust of all of Assignee’s rights against the Servicer and to the enforcement or exercise of any right or remedy against the Servicer by Assignee.  Such enforcement of a right or remedy by the Trustee, on behalf of the Trust, shall have the same force and effect as if the right or remedy had been enforced or exercised by Assignee directly.

6.

From and after the date hereof, Servicer shall recognize Assignee as owner of the Assigned Loans, and acknowledges that the Assigned Loans will be part of a REMIC, and from and after the Closing Date, will service the Assigned Loans in accordance with the Servicing Agreement, as modified by this AAR Agreement, but in no event in a manner that would (i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986 (the “Code”) and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of Assignor, Servicer and Assignee that this AAR Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Servicer nor Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Assigned Loans without the prior written consent of the Master Servicer and Trustee.

7.

The Servicer hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Servicer, as they relate to the Assigned Loans, under the Servicing Agreement.  Such right will include, without limitation, the right to indemnification, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer under the Servicing Agreement.  In addition, any notice required to be given by the “Purchaser” pursuant to Section 10.01 of the Servicing Agreement shall be given by the Trustee.  The Servicer further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Servicer under the Servicing Agreement.  The Master Servicer shall have the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer under the Servicing Agreement and the right to indemnification under the Servicing Agreement.  In addition, if the Servicer shall fail to remit any payment pursuant to the Servicing Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Servicer of such failure as set forth in Section 10.01 of the Servicing Agreement.  The Servicer hereby agrees to make all remittances required under the Servicing Agreement to the Master Servicer for the benefit of the Certificateholders in accordance with the following wire instructions:

Wells Fargo Bank, N.A.
ABA # 121-000-248
Account Name: SAS Clearing
Account # 3970771416
FFC to: DBALT 2007-AB1 Account #53137400

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at their respective addresses set forth in Section 10 herein.

8.

In the event that the Assignor substitutes any Deleted Mortgage Loans with any Qualified Substitute Mortgage Loans in the manner set forth in the Servicing Agreement, the Servicer shall determine the amount (the “Substitution Shortfall Amount”), if any, by which the aggregate purchase price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such Qualified Substitute Mortgage Loan, (x) the scheduled principal balance thereof as of the date of substitution, together with one month’s interest on such scheduled principal balance at the applicable Mortgage Interest Rate (minus the Administration Fee Rate (as defined below)), plus (y) all outstanding Monthly Advances and Servicing Advances (including nonrecoverable Monthly Advances and nonrecoverable Servicing Advances) related thereto. On the date of such substitution, the Assignor will deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the Substitution Shortfall Amount, if any, and the Servicer shall certify in writing to the Trustee that it has received such Substitution Shortfall Amount from the Assignor.  The Servicer shall remit such Substitution Shortfall Amount to the securities administrator on the next succeeding Servicer Remittance Date.  As used in this Section, the “Administration Fee Rate” means the sum of the rates used to calculate the fees payable to the Servicer, the Master Servicer and the credit risk manager under the Pooling and Servicing Agreement.

Modification of the Servicing Agreement

9.

The Servicer and Assignor hereby amend the Servicing Agreement with respect to the Assigned Loans as follows:

(a)

The following definitions are added to Article I of the Servicing Agreement:

“Distribution Date”: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in April 2007.

“Rating Agencies”: Fitch, Inc., Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services, or their successors. If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating agencies, or other comparable Persons, designated by the Depositor, notice of which designation shall be given to the Trustee.

“Securities Administrator”: Wells Fargo Bank, N.A. or any successor thereto.

“Trust”: Deutsche Alt-B Securities Mortgage Loan Trust, Series 2007-AB1.

“Trustee”: HSBC Bank USA, National Association, a national banking association, or its successor in interest, or any successor trustee.

(b)

The definition of “Business Day” is modified by replacing clause (ii) with the following:

“(ii) a day on which banking institutions in the State of New York, the State of Maryland, the State of Iowa, the State of California, the State of Minnesota, the State of South Carolina, the State in which any Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.”

(c)

The definition of “Depositor” is hereby deleted in its entirety and replaced with the following:

“Depositor”: Deutsche Alt-A Securities, Inc.

(d)

The definition of “Master Servicer” is hereby deleted in its entirety and replaced with the following:

“Master Servicer”: Wells Fargo Bank, N.A. or any successor thereto.

(e)

The definition of “Opinion of Counsel” is hereby deleted in its entirety and replaced with the following:

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Servicer, the Securities Administrator or the Master Servicer, acceptable to the Trustee, except that any opinion of counsel relating to (a) the qualification of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of independent counsel; provided, however, any Opinion of Counsel provided by the Servicer pursuant to clause (b) above may be provided by internal counsel; provided that the delivery of such Opinion of Counsel shall not release the Servicer from any of its obligations hereunder and the Servicer shall be responsible for such contemplated actions or inaction, as the case may be, to the extent it conflicts with the terms of this Agreement.

(f)

The definition of “Qualified Depository” is hereby amended by deleting the word “or” following the words “Standard & Poor’s Ratings Services” and replacing it with “and”.

(g)

The following language is added to the end of the definition of “REMIC Provisions”:  “as well as provisions of applicable state laws”

(h)

The definition of “Remittance Date” is hereby deleted in its entirety and replaced with the following:

“Servicer Remittance Date:  With respect to any Distribution Date, the 18th day of the month in which such Distribution Date occurs; provided that if such 18th day of a given month is not a Business Day, the Servicer Remittance Date for such month shall be the Business Day immediately preceding such 18th day.”

All references to “Remittance Date” set forth in this Agreement are hereby replaced with “Servicer Remittance Date”.

(i)

The definition of “Servicing Advances” is hereby amended by adding the following language after the phrase “including reasonable attorney's fees and disbursements”: “but excluding any fees associated with the registration of any Mortgage Loan on the MERS System as required under Section 4.01”.

(j)

The definition of “Servicing Advances” is further amended by adding the following language at the end thereof:  “and (e) payment of taxes.”

(k)

The definition of “Servicing Fee Rate” is hereby deleted in its entirety and replaced with the following:

“Servicing Fee Rate:  With respect to each Mortgage Loan the per annum rate specified per Mortgage Loan on the Mortgage Loan Schedule.”

(l)

Section 3.01(c) (No Conflicts) is hereby amended by deleting the words “the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser.”

(m)

Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second and third sentences thereof.

(n)

Section 3.01(h) (No Consent Required) is hereby amended by deleting the words “or the sale of the Mortgage Loans.”

(o)

Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment), Section 3.01(m) (No Brokers’ Fees) and Section 3.01(n) (Consideration) shall be inapplicable to this Agreement.

(p)

Section 4.01 of the Servicing Agreement is modified by inserting the phrase “, other than Servicing Advances” after the words “future advances” in the second paragraph thereof.  Section 4.01 is further modified by deleting the last paragraph from such section and replacing it with the following: “Notwithstanding anything to the contrary contained herein, the Company shall not waive a Prepayment Penalty except under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans and such waiver is related to a default or reasonably foreseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default, (ii) such Prepayment Penalty is unenforceable in accordance with applicable law or the collection of such related Prepayment Penalty would otherwise violate applicable law or (iii) the collection of such Prepayment Penalty would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters.  In the event the Company waives any Prepayment Penalty, other than as set forth in (i), (ii) and (iii) above, the Company shall deposit the amount of any such Prepayment Penalty in the Custodial Account for distribution to the Purchaser on the next Remittance Date.”

(q)

The second sentence of Section 4.02 of the Servicing Agreement is hereby amended by deleting the phrase “the Company shall notify the Purchaser in writing of the Company’s intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within five (5) Business Days of receiving such notice.”

(r)

Section 4.05 of the Servicing Agreement is modified by deleting the word “and” at the end of clause (viii), deleting the “.” at the end of clause (ix) and adding “;” and adding the following clauses:  “(x) to reimburse itself for expenses incurred and reimbursable to it pursuant to the fees paid to MERS under Section 4.01; and (xi) to reimburse itself for any Monthly Advance or Servicing Advance previously made by it which the Company has determined to be a nonrecoverable Monthly Advance or a nonrecoverable Servicing Advance, as evidenced by the delivery to the Master Servicer of a certificate signed by two officers of the Company”.

(s)

Section 4.13 of the Servicing Agreement is deleted in its entirety and replaced with the following: “The Company or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved.  The Company shall keep a record of each such inspection and, upon request, shall provide the Purchaser with an electronic report of each such inspection.”

(t)

Section 4.16 of the Servicing Agreement is modified by deleting the “.” from the first sentence in the second paragraph and adding the following: “in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by any Trust REMIC created hereunder of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code, or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions.”

(u)

Section 4.16 of the Servicing Agreement is further modified by deleting the first sentence from the third paragraph and replacing it with the following: “The Company, shall either sell any REO Property by the close of the third calendar year following the calendar year in which the Trust acquires ownership of such REO Property for purposes of Section 860(a)(8) of the Code or request from the Internal Revenue Service, no later than 60 days before the day on which the three-year grace period would otherwise expire an extension of the three-year grace period, unless the Company had delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Depositor, to the effect that the holding by the Trust of such REO Property subsequent to three years after its acquisition will not result in the imposition on any Trust REMIC created hereunder of taxes on “prohibited transactions” thereof, as defined in Section 860F of the Code, or cause any Trust REMIC hereunder to fail to qualify as a REMIC under Federal law at any time that any Certificates issued by the Trust are outstanding.”

(v)

The second paragraph of Section 5.01 of the Servicing Agreement is modified by deleting from the first sentence therein the words “second Business Day following the” and by deleting the word “second” from the second sentence therein.

(w)

Section 5.02 of the Servicing Agreement is deleted in its entirety and replaced with the following:

“No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, Company shall furnish to the Master Servicer a computer tape or data file containing the data specified in Exhibit F, which data shall reflect information from the Due Period immediately preceding the Servicer Remittance Date and such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate remittances made pursuant to this Agreement and provide appropriate statements with respect to such remittances.”

“No later than the tenth (10th) calendar day (or if such tenth (10th) day is not a Business Day, the first Business Day immediately preceding such tenth (10th) day) of each month, the Company shall deliver to the Master Servicer by electronic mail (or by such other means as the Company and the Master Servicer may agree from time to time) a prepayment report with respect to the related Servicer Remittance Date (which may be included as part of the computer tape or data file described in the immediately preceding paragraph).  Such prepayment report shall include such information with respect to Prepayment Penalties as the Master Servicer may reasonable require in order for it to perform its prepayment verification duties and to issue its findings in a verification report (the “Verification Report”).  The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate Prepayment Penalties to the Securities Administrator in accordance with the this Agreement. If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding remittance report and the amount remitted to the Securities Administrator with respect to prepayments accordingly. If the Company disagrees with the determination of the Master Servicer, the Company shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support its position. The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Servicer Remittance Date, and the Company will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Servicer Remittance Date accordingly.  During such time as the Company and the Master Servicer are resolving discrepancies with respect to the Prepayment Penalties, no payments in respect of any disputed Prepayment Penalties will be remitted to the Securities Administrator for deposit in the related distribution account established under the Pooling and Servicing Agreement. In connection with its duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Agreement. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.”

(x)

The first paragraph of Section 6.02 of the Servicing Agreement is modified by deleting the words “and may request the release of any Mortgage Loan Documents” and adding the words “and may request that the Purchaser or its designee release the related Mortgage Loan Documents” in the last line of such paragraph.

(y)

The second paragraph of Section 6.02 is modified by inserting the words “other than as a result of a modification of the Mortgage pursuant to the terms of this agreement or a liquidation of the Mortgaged Property pursuant to the terms of this agreement” after the words “by the Mortgage” in the first sentence of such paragraph.

(z)

Sections 6.04 and 6.06 of the Servicing Agreement are each amended by replacing each reference to “the Purchaser, any Master Servicer and any Depositor” and “the Purchaser, such Master Servicer and such Depositor” therein with the words “Master Servicer”.

(aa)

Section 6.05 of the Servicing Agreement is hereby deleted in its entirety.

(bb)

The following paragraph is added to Section 6.09 of the Servicing Agreement:

“The Company shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC. The Company shall not enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit a REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.”

(cc)

Section 10.01 of the Servicing Agreement is hereby amended by deleting subpart (ii) in its entirety and replacing it with the following:

“(ii)

failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) or in the Custodial Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the custodian; or”

(dd)

Section 10.01 of the Servicing Agreement is hereby further amended by deleting subpart (ix) in its entirety.

(dd)

[Reserved]

(ee)

Exhibit F to the Servicing Agreement is hereby deleted in its entirety and replaced by a new Exhibit F, substantially in the form of Attachment 3 hereto or in such other mutually agreeable format agreed upon between the Company and the Master Servicer.

Miscellaneous

10.

All demands, notices and communications related to the Assigned Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)

In the case of the Assignor,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

(b)

In the case of the Assignee,

Deutsche Alt-A Securities, Inc.
c/o Deutsche Bank Securities, Inc.
60 Wall Street
New York, New York 10005
Attention: Susan Valenti

(c)

In the case of the Servicer,

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, Iowa 50328-0001

Attention: General Counsel, MAC X2401-06T

(d)

In the case of the Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: Client Manager - DBALT 2007-AB1
Telecopier: (410) 715-2380

11.

Each party will pay any commissions, fees and expenses, including attorney’s fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

12.

This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

13.

No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

14.

This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

15.

This AAR Agreement shall survive the conveyance of the Assigned Loans, the assignment of the Servicing Agreement to the extent of the Assigned Loans by Assignor to Assignee and the termination of the Servicing Agreement.

16.

This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

17.

In the event that any provision of this AAR Agreement conflicts with any provision of the Servicing Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.

18.

For purposes of this AAR Agreement, the Trustee and the Master Servicer shall be considered third party beneficiaries to this Agreement entitled to all the rights and benefits accruing to the Trustee and the Master Servicer, as applicable, herein as if it were a direct party to this AAR Agreement.

19.

With respect to each Covered Loan, the Servicer agrees to administer the Mortgage Insurance Policy including, but not limited to issuing default notices and terminating the mortgage insurer, preparing, submitting, processing and collecting payments upon, all claims eligible for submission under the Mortgage Insurance Policy to Radian Guaranty Inc., or any replacement insurer, as applicable.

IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.

Assignor

By:        /s/ Ernie Calabrese

Name:  Ernie Calabrese

Title:    Director

By:        /s/ Susan Valenti

Name:  Susan Valenti

Title:    Director

DEUTSCHE ALT-A SECURITIES, INC.

Assignee

By:        /s/ Ernie Calabrese

Name:  Ernie Calabrese

Title:    Director

By:        /s/ Susan Valenti

Name:  Susan Valenti

Title:    Director

WELLS FARGO BANK, N.A.

Servicer

By:        /s/ Gretchen E. Leff

Name:  Gretchen E. Leff

Title:    Assistant Vice President

ACKNOWLEDGED AND AGREED TO:

HSBC BANK USA, NATIONAL ASSOCIATION

Trustee for the holders of the Deutsche Alt-B Securities

Mortgage Loan Trust, Series 2007-AB1

Mortgage Pass-Through Certificates

By:        /s/ Fernando Acebedo

Name:  Fernando Acebedo

Title:    Vice President

ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A.

Master Servicer

By:        /s/ Stacey M. Taylor

Name:  Stacey M. Taylor

Title:    Vice President

ATTACHMENT 1

ASSIGNED LOAN SCHEDULE

ON FILE WITH THE SPONSOR

ATTACHMENT 2

SELLER’S WARRANTIES AND SERVICING AGREEMENT

On File at McKee Nelson LLP

ATTACHMENT 3

NEW EXHIBIT F TO THE SERVICING AGREEMENT

STANDARD FILE LAYOUT- MASTER SERVICING

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

STANDARD FILE LAYOUT- DELINQUENCY REPORTING

Exhibit F-2: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Exhibit F-2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Exhibit F-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Exhibit F-2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Exhibit F-3: Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Servicing Officer certification

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Exhibit F-3A: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 ________________

(2)

(3)

Accrued Servicing Fees

 ________________

(3)

(4)

Attorney's Fees

 ________________

(4)

(5)

Taxes (see page 2)

 ________________

(5)

(6)

Property Maintenance

________________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 ________________

(7)

(8)

Utility Expenses

 ________________

(8)

(9)

Appraisal/BPO

 ________________

(9)

(10)

Property Inspections

 ________________

(10)

(11)

FC Costs/Other Legal Expenses

 ________________

(11)

(12)

Other (itemize)

 ________________

(12)

Cash for Keys__________________________

 ________________

(12)

HOA/Condo Fees_______________________

 ________________

(12)

______________________________________

 ________________

(12)

Total Expenses

$ _______________

(13)

Credits:

(14)

Escrow Balance

$ _______________

(14)

(15)

HIP Refund

________________

(15)

(16)

Rental Receipts

________________

(16)

(17)

Hazard Loss Proceeds

________________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

________________

(18a) HUD Part A

________________           (18b) HUD Part B

(19)

Pool Insurance Proceeds

________________

(19)

(20)

Proceeds from Sale of Acquired Property

________________

(20)

(21)

Other (itemize)

________________

(21)

_________________________________________

________________

(21)

Total Credits

$________________

(22)

Total Realized Loss (or Amount of Gain)

$________________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest